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                                                                   EXHIBIT 10.13


THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W - S1                                                WARRANT TO PURCHASE
ISSUED AS OF  December 31, 1998                           COMMON STOCK
VOID AFTER  December 31, 2003


                                   N2H2, INC.

                                     WARRANT


THIS IS TO CERTIFY that, Mark A. Segale, for the community of him and Keri D. Segale, or such person to whom this Warrant is transferred (the "HOLDER"), is entitled to exercise this Warrant to purchase up to 20,460 fully paid and nonassessable shares (the "WARRANT STOCK") of the Common Stock of N2H2,
Inc., a Washington corporation (the "COMPANY"), at an exercise price per share of $.01 (the "EXERCISE PRICE") such number of shares, type of security and the Exercise Price being subject to adjustment as provided below.

1. METHOD OF EXERCISE

        1.1 EXERCISE PERIOD

        This Warrant may be exercised by the Holder at any time after the Trigger Point (as defined below) and before the End Point (as defined below). In the event that the End Point shall precede the trigger point, this Warrant shall terminate without ever becoming exercisable. The period of time during which this Warrant is Exercisable is referred to herein as the "EXERCISE PERIOD."

        The "TRIGGER POINT" shall occur upon the earlier of (a) the Company's notifying the

Holder of its intent to effect (i) any merger, consolidation or share exchange in which the holders of a majority of the voting equity securities of the surviving entity were not holders of a majority of the voting equity securities of the Company before the transaction, (ii) any sale of all or substantially all of the assets of the Company, or (iii) any dissolution, liquidation, winding up or other distribution of all or substantially the assets of the Company to holders of its equity securities and (b) the closing of an initial public offering of the Company's equity securities in which the Segale Group or its transferees is unable for whatever reason to sell in the aggregate at least $500,000 of Common Stock of the Company, notwithstanding the provisions of that certain Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") of even date herewith by and among the Company, the Segale Group and the other parties named therein (collectively any such transaction referred to in clause
(a) or (b) is referred to herein as a "TRIGGERING EVENT"). The Company agrees to provide the Holder with written notice of the Triggering Event and the occurrence of a the Trigger Point, together with a reasonably detailed description of the Triggering Event, including the anticipated closing date and the price per share anticipated to be received by holders of Common Stock of the Company, and reference to this Warrant no less than twenty days prior to the closing of any Triggering Event.

        The "END POINT" shall occur upon the earlier of (a) December 31, 2003 and (b) the closing of an initial public offering of the Company's equity securities in which the Segale Group, or its transferees, are able to sell (at their discretion) up to $500,000 of Common Stock of the Company held by it pursuant to the provisions of the Registration Rights Agreement. To the extent that the Segale Group, or its transferees, is provided the opportunity and ability to sell a portion, but not the full $500,000, of Common Stock that it in its discretion desires to sell in the Company's initial public offering, then the End Point shall be deemed to have occurred (before the Trigger Point) as to that portion of the Warrant equal to the portion of Common Stock sold by the Segale Group or its transferee in the initial public offering bears to the $500,000 of Common Stock that the Segale Group or its transferees are entitled to sell under the terms of the Registration Rights Agreement. For example, if $100,000 of Common Stock held by or through the Segale Group is sold in the Company's initial public offering by virtue of being provided the opportunity and ability to include only up to $100,000 of Common Stock, then the End Point shall be deemed to have occurred with respect to one-fifth of the Warrant (7,440 shares of Warrant Stock) and the Warrant shall be deemed terminated and shall be unexercisable as to those shares of Warrant Stock.

        1.2 CASH EXERCISE RIGHT

        This Warrant may be exercised during the Exercise Period, in whole or in part, by delivering to the Company at 900 Fourth Avenue, Seattle, Washington 98164 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (a) this Warrant certificate, (b) a check payable to the Company, or canceled indebtedness of the Company to the Holder, in the amount of the Exercise Price multiplied by the number of shares for which this



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Warrant is being exercised (the "PURCHASE PRICE"), and (c) the Notice of Cash
Exercise attached as EXHIBIT A duly completed and executed by the Holder. Upon exercise, the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock purchased.

        1.3 NET ISSUANCE RIGHT

        Notwithstanding the payment provisions set forth above, the Holder may elect to convert this Warrant into shares of Warrant Stock by surrendering this Warrant at the office of the Company at the address set forth in Section 1.2 and delivering to the Company the Notice of Net Issuance Exercise attached as EXHIBIT B duly completed and executed by the Holder, in which case the Company shall issue to the Holder the number of shares of Warrant Stock of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

X = (A - B) x C  where:
    -----------
    A

               X  =   the number of shares of Warrant Stock issuable upon net
                      issuance exercise pursuant to the provisions of this
                      Section 1.3.

               A  =   the Fair Market Value (as defined below) of one share of
                      Warrant Stock on the date of net issuance exercise.

               B  =   the Exercise Price for one share of Warrant Stock under
                      this Warrant.

               C  =   the number of shares of Warrant Stock as to which this
                      Warrant is exercisable pursuant to the provisions of
                      Section 1.2.

        If the foregoing calculation results in a negative number, then no shares of Warrant Stock shall be issued upon net issuance exercise pursuant to this Section 1.3.

        "FAIR MARKET VALUE" of a share of Warrant Stock shall mean:

        (a) if the net issuance exercise is in connection with a transaction specified in Section 4.1, the value of the consideration (determined, in the case of noncash consideration, in good faith by the Company's Board of Directors) to be received pursuant to such transaction by the holder of one share of Warrant Stock;


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        (b) if the net issuance exercise is in connection with the initial public offering of the Company's Common Stock, the initial public offering price (before deducting commission, discounts or expenses) at which the Common Stock is sold in such offering multiplied by the number of shares of Common Stock into which such shares of Warrant Stock could be converted on the date of net issuance exercise, if such Warrant Stock is then convertible into Common Stock;

        (c) if the net issuance exercise is after the occurrence of the initial public offering of the Company's Common Stock:

               (i) if the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, the average of the closing or last sale price reported for the 10 business days immediately preceding the date of net issuance exercise multiplied by the number of shares of Common Stock into which such shares of Warrant Stock could be converted on the date of net issuance exercise, if such Warrant Stock is then convertible into Common Stock;

               (ii) if the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market, but is traded in the over-the-counter market, the mean of the closing bid and asked prices reported for the 10 market days immediately preceding the date of net issuance exercise multiplied by the number of shares of Common Stock into which such shares of Warrant Stock could be converted on the date of net issuance exercise, if such Warrant Stock is then convertible into Common Stock; and

        (d) In all other cases, the fair value as determined in good faith by the Company's Board of Directors.

        Upon net issuance exercise in accordance with this Section 1.3, the Holder shall be entitled to receive from the Company a stock certificate to proper form represented the number of shares of Warrant Stock determined in accordance with the foregoing.

2. DELIVERY OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

        2.1 Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.3, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise, and (b) a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date this Warrant was exercised (the date the Holder has fully complied with the



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requirements of Section 1.2 or 1.3), irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

        2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined by the Company's Board of Directors) on the date of exercise.

3. COVENANTS AS TO WARRANT STOCK

        The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Warrant Stock. All shares of Warrant Stock issued pursuant to the exercise of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except restrictions arising (a) under federal and state securities laws, (b) not by or through the Company, or (c) by agreement between the Company and the Holder or its successors.

4. ADJUSTMENTS

        4.1 EFFECT OF REORGANIZATION

        Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "REORGANIZATION") during period this Warrant is outstanding, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Warrant Stock, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property) to which a holder of the Warrant Stock issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant.


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        4.2 ADJUSTMENTS FOR STOCK SPLITS, DIVIDENDS

        If the Company shall issue any shares of the same class as the Warrant Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Warrant Stock at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of shares of Warrant Stock issuable shall be rounded up to the nearest whole share.

        4.3 CERTIFICATE AS TO ADJUSTMENTS

        In the case of any adjustment in the Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

5. SECURITIES LAWS

        5.1 SECURITIES LAWS RESTRICTIONS

        This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, or (c) the Company otherwise satisfies itself that such transaction is exempt from registration.

        5.2 SECURITIES LAWS LEGEND

        A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Stock, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

6. REGISTRATION RIGHTS

        The Holder shall be entitled to registration of the Warrant Stock pursuant to the terms



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

and conditions of the Registration Rights Agreement.

7. EXCHANGE OF WARRANT; LOST OR DAMAGED WARRANT CERTIFICATE

        This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

8. NOTICES OF RECORD DATE, ETC.

        In the event of

        (a) any taking by the Company of a record of the holders of Warrant Stock for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

        (b) any reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person;

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

        (d) any proposed issue or grant by the Company to the holders of Warrant Stock of any shares of stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities;

        (e) the initial public offering of the Company's Common Stock; or

        (f) any other event as to which the Company is required to give notice to any holders of Warrant Stock,

        then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Stock or securities into which the Warrant Stock is convertible shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or



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rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 20 days prior to the date specified in the notice.

9. INVESTMENT INTENT

        By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

10. MISCELLANEOUS

        10.1 HOLDER AS OWNER

        The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

        10.2 NO SHAREHOLDER RIGHTS

        This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock, until this Warrant is exercised.

        10.3 NOTICES

        Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) five days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner. If to the Holder:

                      The Segale Group
                      18000 Andover Park West, Suite 200
                      Post Office Box 88028
                      Tukwila, Washington 98188
                      Attention:  Mark A. Segale
                      Telephone:  (206) 575-2000



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                      Telecopy:  (206) 575-1837




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        With a copy to:

                      Perkins Coie LLP
                      1201 Third Avenue, 48th Floor
                      Seattle, Washington 98101
                      Attention:  Gregory Gorder
                      Telephone:  (206) 583-8888
                      Telecopy:  (206) 583-8500
If to the Company:

                      N2H2, Inc.
                      900 Fourth Avenue
                      Seattle, Washington 98164
                      Attention:  Peter Nickerson
                      Telephone:  (206) 336-1501
                      Telecopy:  (206) 336-1556

        With a copy to:

                      Lane Powell Spears Lubersky LLP
                      1420 Fifth Avenue, Suite 4100
                      Seattle, Washington 98101
                      Attention:  Jim D. Johnson
                      Telephone:  (206) 223-7000
                      Telecopy:  (206) 223-7107

        10.4 AMENDMENTS AND WAIVERS

        Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section
10.4 shall be binding on each future Holder and the Company.

        10.5 GOVERNING LAW; JURISDICTION; VENUE

        This Warrant shall be governed by and construed under the laws of the state of Washington without regard to principles of conflict of laws. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Warrant.



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        10.6 SUCCESSORS AND ASSIGNS; TRANSFER

        The terms and conditions of this Warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties.

        IN WITNESS WHEREOF, the Company has executed this Warrant on this 8th day of April, 1999.

                                   N2H2, Inc.


                                   By  /s/ Peter H. Nickerson
                                   Peter Nickerson, Chief Executive Officer



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                                                                       Exhibit A


                             NOTICE OF CASH EXERCISE



To :  N2H2, Inc.

The undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock of N2H2, Inc. (the "COMPANY") issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that said shares of the Common Stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

Payment enclosed in the amount of $___________.

Dated:  ________________

Name of Holder of Warrant:
                                                          (please print)
Address:

Signature:

                                                                       Exhibit B



                         NOTICE OF NET ISSUANCE EXERCISE

To:     N2H2, Inc.

The undersigned hereby irrevocably elects to convert the attached Warrant into such number of shares of Common Stock of N2H2, Inc. (the "COMPANY") as is determined pursuant to Section 1.3 of the attached Warrant. The undersigned requests that certificates for such net issuance shares be issued in the name of and delivered to the address of the undersigned, at the address stated below. The undersigned agrees with and represents to the Company that said shares of Common Stock of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

        Dated:  ____________________

Name of Holder of Warrant:
                                                          (please print)
Address:

Signature:

                                   ASSIGNMENT

For value received the undersigned sells, assigns and transfers to the transferee named below the attached Warrant, together with all right, title and interest, and does irrevocably constitute and appoint the transfer agent of N2H2, Inc. (the "COMPANY") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:  __________________________

Name of Holder of Warrant:
                                                          (please print)
Address:


Signature:

Name of transferee:
                                 (please print)
Address of transferee: